                                                                    Exhibit 9(d)

                                                       Dated: ____________, 1998


                               FORM OF SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                                  AMSOUTH BANK

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund


                                       ASO SERVICES COMPANY

                                       By:
                                           ---------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                              ------------------------

                                       AMSOUTH BANK

                                       By:
                                           ---------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                              ------------------------

                                                                    Exhibit 9(d)

                                                     Dated: ______________, 1998


                               FORM OF SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                                  AMSOUTH BANK

Name of Fund                                 Compensation*
------------                                 -------------

AmSouth Prime Obligations Fund               Such percentage of ASO's
AmSouth U.S. Treasury Fund                   compensation received pursuant to
AmSouth Tax Exempt Fund                      the Management and Administration
AmSouth Equity Fund                          Agreement with the Trust as shall
AmSouth Regional Equity Fund                 be agreed upon from time to time
AmSouth Balanced Fund                        between the parties, but in no
AmSouth Bond Fund                            event to exceed an annual rate of
AmSouth Municipal Bond Fund                  ten one-hundredths of one percent
AmSouth Limited Maturity Fund                (.10%) of each such Fund's average
AmSouth Government Income Fund               daily net assets.
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund


                                       ASO SERVICES COMPANY

                                       By:
                                           ---------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                              ------------------------

                                       AMSOUTH BANK

                                       By:
                                           ---------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                              ------------------------

*All fees are computed daily and paid periodically

                                       B-1